Exhibit 19(b)

Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

WELLINGTON GLOBAL MULTI-STRATEGY FUND

FOR THE PERIOD ENDED October 31, 2025

FORM N-CSR CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Wellington Global Multi-Strategy Fund (the “Trust”) on Form N-CSR for the period ended October 31, 2025, as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned hereby certifies that, to his knowledge:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

/s/ Carm Taglione	Date:	January 8, 2026
Carm Taglione
President and Principal Executive Officer

/s/ Matthew Bowser	Date:	January 8, 2026
Matthew Bowser
Treasurer and Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the registrant and will be retained by the registrant and furnished to the Securities and Exchange Commission or its staff upon request.